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                                                                   EXHIBIT 99.2


                            CERTIFICATION PURSUANT TO

                              18U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with a Quarterly Report on Form 10-Q for the three month period ending March 31, 2003 of Mariner Energy, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mike Wichterich, Vice President of the Company, certify that, to my knowledge, (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ Mike Wichterich
                                              ------------------------------
                                              Mike Wichterich
                                              Vice President
                                              Financial & Administration
                                              (Principal Financial Officer)

                                              May 15, 2003